                                                                    EXHIBIT 32.2

             SECTION 1350 CERTIFICATION OF CHIEF ACCOUNTING OFFICER

I, Peter Jen, the Chief Accounting Officer of Trident Microsystems, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

      (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 14, 2004                         /s/ Peter Jen
                                            ------------------------------------
                                            Peter Jen
                                            Chief Accounting Officer
                                            (Principal Accounting Officer)